Scudder Horizon Plan
                             Prospectus May 1, 1999

              A No-Load Flexible Premium Deferred Variable Annuity
                                   offered by
                     Charter National Life Insurance Company
                                   through the
                    Charter National Variable Annuity Account


This prospectus describes the Scudder Horizon Plan Contract ("Contract"). The Contract has 10 investment alternatives -- a general account (paying a guaranteed minimum fixed rate of interest) and 9 subaccounts of the Charter National Variable Annuity Account. Money you direct to a subaccount is invested exclusively in a single portfolio of the Scudder Variable Life Investment Fund. The 9 mutual fund portfolios we offer through the subaccounts under this Contract are:

         Scudder Variable Life Investment Fund
                Money Market Portfolio
                Bond Portfolio
                Capital Growth Portfolio
                Balanced Portfolio
                Growth and Income Portfolio
               oInternational Portfolio
               oGlobal Discovery Portfolio
                Large Company Growth Portfolio
                Small Company Growth Portfolio


Variable annuity contracts involve certain risks, including possible loss of principal.

o The investment performance of the portfolios in which the subaccounts invest will vary.

o    We do not guarantee how any of the portfolios will perform.

o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the contract.

o Neither the U.S. Government nor any Federal agency insures your investment in the Contract.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Scudder Horizon Plan variable annuity contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



The Contract is designed to aid you in long-term financial planning.


To learn more about the Contract, you may want to look at the Statement of Additional Information dated May 1, 1999, (the "SAI"). For a free copy of the SAI, contact us at:


Scudder Horizon Plan
Customer Service Center
8301 Maryland  Ave.
St. Louis,  MO 63105
(800) 242-4402


Charter has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this prospectus.


The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Please call 1-800-SEC-0330 for further information on the operation of the public reference room.

                                Table of Contents



Definitions                                                                1
Summary                                                                    3
Fee Table                                                                  7
     Financial Statements                                                  8
Calculation of Yields and Total Returns                                    9
Other Performance Data                                                    10
Charter and the Variable Account                                          10
     Charter National Life Insurance Company                              10
     Purchase Agreement with Allstate                                     11
     Charter National Variable Annuity Account                            11
     Services Agreements with Allstate                                    11
Scudder Variable Life Investment Fund                                     12
     Addition, Deletion, or Substitution of Investments                   13
The Contract                                                              14
     Contract Application and Issuing the Contract                        14
     Examination Period                                                   14
     Payments                                                             15
     Allocating Payments                                                  16
     Transfers                                                            17
     Account Value                                                        20
     Contract Ownership                                                   21
     Assignment of Contract                                               22
     State Exceptions                                                     22
Access to Your Money                                                      23
     Full and Partial Surrenders                                          23
     Annuity Payments                                                     24
     Annuity Income Options                                               25
     Maturity Date                                                        26
     Death Benefit                                                        27
     Beneficiary Provisions                                               27
     Death of Owner                                                       27
     Employment-Related Benefit Plans                                     28
     Charges and Deductions                                               28
     Mortality and Expense Risk Charge                                    28
     Contract Administration Charge                                       29
     Records Maintenance Charge                                           29
     Premium Taxes                                                        29
     Other Taxes                                                          30
     Transfer Charges                                                     30
     Portfolio Charges                                                    30
     Certain Federal Income Tax Consequences                              30
     Tax Status of the Contract                                           31
     Taxation of Nonqualified Contracts                                   31
     Taxation of Qualified Contracts                                      33
     Our Income Taxes                                                     34
     Possible Tax Law Changes                                             34
General Provisions                                                        35
     The Contract                                                         35
     Delay of Payment and Transfers                                       35
     Contract Expiration                                                  35
     Misstatement of Age or Sex                                           36
     Nonparticipating Contract                                            36
     Notices and Inquiries                                                36
     Records and Reports                                                  36
     Year 2000 Disclosure                                                 36
Services Agreement                                                        37
Distribution of the Contract                                              37
The General Account                                                       38
Voting Rights                                                             39
Legal Proceedings                                                         40

Additional Information                                                    40
Table of Contents for Statement of Additional Information                 41
Condensed Financial Information                                           42

                  This Contract is not available in all states.

                                   Definitions

     account value -- Your Contract's total value in the subaccounts and the general account. The Contract refers to account value as "Accumulated Value."

     age -- The annuitant's age on his or her birthday nearest to the Contract Anniversary.

     annuitant -- The person whose life is used to determine the duration and amount of any annuity payments. If the annuitant dies before the Maturity Date, we will pay a death benefit.

     annuity payments -- After the Maturity Date, we promise to pay you an income in the form of regular fixed annuity payments. The amount of the annuity payments depends on the amount of money you accumulate in the Contract before the Maturity Date and on the annuity income option you choose.

     beneficiary -- The person(s) you select to receive the benefits of the Contract if no Owner is living.

     Contract Date --The date listed in the Contract that we use to determine Contract years, Contract months, and Contract anniversaries. The Contract Date is usually the same date as the Effective Date.

     death benefit -- An amount we pay if the annuitant dies before the Maturity Date. The death benefit is the greater of the account value or the Guaranteed Death Benefit.

     Declaration Period -- A period of time between 1 and 10 3 years during which we will credit specified rates of interest on payments you allocate to the general account.

     Effective Date -- A date within two business days after we have received a completed application and the full initial payment.

     Fund -- The Scudder Variable Life Investment Fund, an open-end, diversified management investment company in which the subaccounts invest.

     general account -- The account containing all of Charter's assets, other than those held in its separate accounts. Guaranteed Death Benefit -- The sum of the payments you made, less any partial surrenders.


     Home Office -- The principal office of Charter, located at 8301 Maryland Avenue. Ave., St. Louis, Missouri MO 63105.


     joint annuitant -- If you select annuity income option 2, you may designate a joint annuitant. We will use the joint annuitant's life, in addition to the annuitant's life, to determine the duration of the annuity payments.

     joint owner -- A person sharing the privileges of ownership as stated in the Contract. If a joint owner is named, Charter will presume ownership to be as joint tenants with right of survivorship.

     Maturity Date -- The date on which we will begin to pay annuity payments if the annuitant is living.

     monthly anniversary -- The same date in each month as the Contract Date.

     net payment -- A payment less any applicable premium taxes.

     Nonqualified Contract -- A Contract other than a Qualified Contract.

     Owner (you, your) -- The person having the privileges of ownership stated in the Contract, including the right to receive annuity payments if the annuitant is living on the Maturity Date and the Contract is in force.

     portfolio -- A separate investment portfolio of the Fund in which a subaccount of the Variable Account invests.

     Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Charter.

     Qualified Contract -- A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment.

     subaccount -- An investment division of the Variable Account. Each subaccount invests exclusively in a single portfolio of the Fund. Unit Value -- The value of each unit of a subaccount. It is calculated each Valuation Period. It is similar to the net asset value of a mutual fund.


     Valuation Date -- Each day on which we value the assets in the subaccounts, which is each day on which the New York Stock Exchange (NYSE) is open for trading. We are open for business on each day the NYSE is open.


     Valuation Period -- The period that begins at the close of one Valuation Date and ends at the close of the next Valuation Date.

     Variable Account -- Charter National Variable Annuity Account, a separate account composed of subaccounts which we established to receive and invest the portion of net payments under the Contract that you do not allocate to our general account.


     we, us, our, Charter, the Company: Charter National Life Insurance Company.

                                    Summary

     This summary answers certain basic questions you may have about the Contract. More detailed information about the Contract appears later in this Prospectus. Please read this Prospectus carefully.

Why should I purchase this Contract?

     The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the Variable Account and in the general account. The Contract is designed to enable you to accumulate money for retirement and other long-term investment purposes. "Tax-deferred" means that earnings and appreciation on the assets in your Contract are not taxed until you take money out by a full or partial cash surrender or by annuitizing the Contract, or until we pay the death benefit.

How can I purchase the Contract?


     You may purchase the Contract from us (Charter National Life Insurance Company) for a minimum payment of $2,500 ($2,000 for certain Qualified Contracts). We do not deduct a commission or sales charge from any payment you make. You may make additional payments under the Contract, subject to certain conditions. Send your payments to:

         Scudder Horizon Plan
         Customer Service Center
         8301 Maryland Avenue
         St. Louis, Missouri 63105


Can I use this Contract as an IRA?

     Yes, the Contract is available to most individuals who wish to purchase an IRA. It is also available to certain retirement plans and retirement accounts that qualify for special Federal income tax treatment. We require that if you desire to invest monies that qualify for different annuity tax treatment, then you must purchase separate Contracts.

What annuity benefits are offered under the Contract?

     The Contract allows you to receive fixed annuity payments under one of three annuity income options. Annuity payments begin after the Maturity Date provided the annuitant is living. The three annuity income options currently available are: (i) life annuity with installment refund; (ii) joint and survivor life annuity with installment refund; and (iii) installments for life.

     Other annuity income options may be available on the Maturity Date. The dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us.

What investments are available under the Contract?

     You may invest your money in any of the following portfolios of the Scudder Variable Life Investment Fund by directing your payments into the corresponding subaccounts:


                              o Money Market
                              o Bond
                              o Capital Growth
                              o Balanced
                              o Growth and Income
                              o International
                              o Global Discovery
                              o Large Company Growth
                              o Small Company Growth


     Each subaccount invests in Class A shares of its corresponding portfolio. The assets of each portfolio are held separately from the assets of other portfolios and each has separate investment objectives and policies. The attached prospectus for the Fund more fully describes the portfolios. Scudder Kemper Investments Inc. is the investment adviser for the portfolios.

     Your investment in the subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted. You bear the investment risk for amounts you invest in the subaccounts.

What fixed rate options are available under the Contract?

     You may allocate funds to the general account and receive a specified rate of return. We will credit interest to your payments for the length of the Declaration Period you choose at a guaranteed rate we specify in advance. We offer Declaration Periods of 1 and 3 years. At the end of the Declaration Period, you have the option to move funds into any available subaccount or into another Declaration Period that has a new specified rate of interest that we guarantee will be no less than 3.5%.

     We guarantee interest, as well as principal, on money placed in the general account.

What is the purpose of the Variable Account?

     We established the Variable Account to invest the payments we receive under our variable annuities, including this Contract. The Variable Account is divided into subaccounts. Each subaccount invests exclusively in a portfolio of the Fund. Under Missouri law, the assets in the Variable Account associated with the Contract are not affected by, nor chargeable with, liabilities arising out of any other business we conduct.

Can I transfer assets within the Contract?

     Yes. You have the flexibility to transfer assets within the Contract. You may transfer amounts among the subaccounts and from the subaccounts to the general account at any time. You may also transfer amounts from the general account to the subaccounts or within the general account at the end of a Declaration Period.

     We do not impose a charge for any transfers. In the future, we may impose a transfer charge of $10 for the third and subsequent transfer requests made during a Contract Year.

What are my expenses under the Contract?

     On each Valuation Date, we deduct an administrative fee at an annual rate of .30%, and a mortality and expense fee at an annual rate of .40%, from the amount you have invested in each subaccount. These charges are not deducted from the general account. We do not charge an annual maintenance fee, although the Contract permits us to deduct a maximum fee of $40 in the future.

     We will deduct state premium taxes, which currently range from 0% to 3.5%, if your state requires us to pay premium taxes. We will deduct the taxes either when we incur the tax or at a later time.

     We do not deduct any surrender charges on full or partial surrenders.


     The portfolios also deduct investment charges from amounts you have invested in the portfolios through the subaccounts. These charges range from 0.44% to 1.72% annually, depending on the portfolio. See the prospectus for the Fund and the Fee Table in this Prospectus.


Do I have access to my money in the Contract?

     Yes. You may make a full or partial surrender of the Contract at any time before the Maturity Date or the annuitant's death. No surrender charges apply.

     For  Qualified  Contracts  issued under the Internal  Revenue Code ("Code")
Section 403(b), certain restrictions will apply. You may also have to pay Federal income taxes and a penalty tax on any money you take out of the Contract.

What is the death benefit?


     If the annuitant dies before the Maturity Date, we pay you, the owner, the greater of the account value or the Guaranteed Death Benefit. If the owner of a Nonqualified Contract dies before the Maturity Date and before the annuitant's death, then we will pay the account value in a lump sum to the joint owner no later than 5 years following the owner's death (if there is no joint owner, then we will pay the beneficiary).


What are the Federal income tax consequences of investing in the Contract?

     The Contract's earnings are generally not taxed until you take them out. For Federal tax purposes, if you take money out before the Maturity Date, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal penalty tax on the earnings. The annuity payments you receive after the Maturity Date are considered partly a return of your original investment; that part of each payment is not taxable as income. Different tax consequences may apply for a Contract used in connection with a qualified plan.

Can the Contract be returned after I receive it?

     Yes. You may return the Contract for a refund by returning the Contract to our home office within 10 days after you receive it. The amount of the refund, will generally be the initial payment, plus (or minus) gains (or losses) from investing the payment in the subaccounts you selected on your application, plus interest earned on amounts you allocated to the general account. In some states you may have more than 10 days, or receive a different refund amount. See "Examination Period" and "State Exceptions."

                                    Fee Table

     This Fee Table illustrates the current charges and deductions under the Contract, as well as the Fund's fees and expenses for the 1998 calendar year. The purpose of this table is to assist you in understanding the various cost and expenses that you will bear directly and indirectly. The Fund has provided the information pertaining to the Fund.

Contract Owner Transaction Expenses

         Sales Load Imposed on Payments                              None

         Deferred Sales Load                                         None

         Surrender Fee                                               None

         Transfer Charge (transfers made between  subaccounts
         and/or to the  general  account  during a Contract  Year)   None

         Annual Records   Maintenance  Charge                        None


         Variable Account Annual Expenses (as a percentage of your average net assets in the Variable Account)


         Mortality and Expense Risk Charge                      0.40%
         Contract Administration Charge                         0.30%
                                                                -----
         Total Variable Account Annual Expenses                 0.70%

Scudder Variable Life Investment Fund Annual Expenses (as a percentage of average net assets for the 1998 calendar year)


                             Management                          Total
                           Fees                       Expenses
                           After Fee       Other               After Fee
Portfolio                  Waiver*        Expenses              Waiver*
---------                  ---------   ------------  -------- -------
Money Market                   0.37%         0.07%             0.44%
Bond                           0.48%         0.09%             0.57%
Capital Growth                 0.46%         0.04%             0.50%
Balanced                       0.48%         0.08%             0.56%
Growth and Income              0.47%         0.09%             0.56%
International                  0.87%         0.17%             1.04%
Global Discovery*              0.91%         0.81%             1.72%
Large Company Growth**         0.58%         0.67%             1.25%
Small Company Growth**         0.88%         0.62%             1.50%


*Until April 30, 1998, Scudder Kemper (the Adviser) agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, actual 1998 expenses without giving effect to the expense limitation were: management fee 0.97% and total expenses 1.78%.

**Until April 2000, the Adviser has agreed to waive all or a portion of its management fee to limit the expenses of the Large Company Growth Portfolio and the Small Company Growth Portfolio to 1.25% and 1.50% respectively of average daily net assets. Without these limitations the Fund estimates that total expenses for the Large Company Growth Portfolio and the Small Company Growth Portfolio would be 1.09% and 1.90%, respectively.



Example

The following example illustrates the expenses that you would pay on a $1,000 investment, assuming 5% annual return on assets, if you continued the Contract, surrendered or annuitized at the end of each period:


Subaccount                  1 Year        3 Years      5 Years     10 Years
----------                  ------        -------      -------     --------
Money Market                $12           $36          $63         $139
Bond                        $13           $40          $70         $153
Capital Growth              $12           $38          $66         $145
Balanced                    $13           $40          $69         $152
Growth and Income           $13           $40          $69         $152
International               $18           $55          $94         $205
Global Discovery            $25           $75          $129        $276
Large Company Growth        $20           $61          ---         ---
Small Company Growth        $22           $69          ---         ---



     The fee table and example above are based upon the current level of charges deducted under the Contract. In the future, we may increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $10 for the third and each subsequent transfer request made during a Contract Year. We currently have no intention of changing our charges.

     Neither the fee table nor the example reflects the deduction of any premium tax.



     You should not consider this example to represent past or future expenses, performance or return. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical. Past or future annual returns may be greater or less than the assumed return.

     A financial history of each subaccount is included in Appendix A to this Prospectus.

Financial Statements

     The financial statements of Charter and the Variable Account are included in the SAI.

                     Calculation of Yields and Total Returns


     We may periodically advertise yields and standard total returns for the subaccounts and the portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.

     Yields and standard total returns include all charges and expenses you would pay under the Contract -- the mortality and expense risk charge (0.40%) and the administrative expense charge (0.30%).


     The yield of the Money Market subaccount refers to the annualized investment income that an investment in the subaccount generates over a specified seven-day period. The effective yield of the Money Market subaccount is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

     The yield of a subaccount (except the Money Market subaccount) refers to the annualized income that an investment in the subaccount generates over a specified thirty-day period.

     The average annual total return of a subaccount assumes that an investment has been held in the subaccount for certain periods of time including the period measured from the date the subaccount began operations. We will provide the average annual total return for each subaccount that has been in operation for 1, 5, and 10 years. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods.

     The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

     For additional information regarding yield and total return calculations, please refer to the SAI.


                             Other Performance Data


     We may disclose other performance data, such as cumulative total return and nonstandard total returns. This means that the data may be presented for different time periods and different dollar amounts.


     We may also present historic performance data for the portfolios since their inception that is reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance data includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

     We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the SAI.

     Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each subaccount with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

     We may report other information including the effect of tax-deferred compounding on a subaccount's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best's rating of Charter as an insurance company.

                        Charter and the Variable Account

Charter National Life Insurance Company


     Charter is a stock life insurance company incorporated under the laws of the State of Missouri on December 7, 1955. Charter, with assets of $748 million as of December 31, 1998, principally engages in the offering of insurance products. We are authorized to conduct business in 49 states, the District of Columbia and Puerto Rico. Our principal offices are located at: 8301 Maryland Ave., St. Louis, MO 63105, (800) 242-4402.


     Charter is currently a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation.

Purchase Agreement with Allstate

     On December 21, 1998, Allstate Life Insurance Company ("Allstate") announced that it has entered into an agreement with Leucadia to purchase Charter. The transaction is subject to regulatory approvals and is expected to close before July 1, 1999.

     CNL, Inc. ("CNL") is the principal underwriter of the Contract. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Charter National Variable Annuity Account

     Charter established the Variable Account as a separate investment account under the laws of the State of Missouri on May 15, 1987. The Variable Account receives and invests the payments under the Contracts. We may offer other variable annuities for which the Variable Account may receive and invest payments.

     Under Missouri law, that portion of the assets of the Variable Account equal to the reserves and other contract liabilities connected with the account shall not be chargeable with liabilities arising out of any other business we may conduct. However, the assets of the Variable Account will be available to cover the liabilities of our general account to the extent that Variable Account assets exceed its liabilities arising under the variable annuity contracts it supports. The obligations under the Contracts are obligations of Charter.

     The Variable Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the Fund's portfolios. Income, gains and losses from each subaccount's assets are credited to or charged against such subaccount without regard to income, gains or losses of any other subaccount or income, gains, or losses arising out of our other business.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Charter by the SEC.


Services Agreements with Allstate


     On September 2, 1998, Charter and Leucadia entered into a coinsurance agreement with Allstate reinsuring all of Charter's rights, liabilities and obligations with respect to the Variable Account under the Contracts. On the same date, Charter and Allstate entered into an administrative services agreement under which Allstate or an affiliate will administer the Contracts. Neither of these agreements will change the fact that Charter is primarily liable to you under your Contract. At this time there have been no changes to the address or phone numbers that you are currently using.

                      Scudder Variable Life Investment Fund

     The Variable Account invests exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the SEC under the Investment Company Act of 1940, as amended, ("1940 Act") as an open-end, diversified management investment company. Scudder Kemper Investments, Inc. is the investment adviser to the mutual fund portfolios available under the Contract.

     In addition to the Variable Account, the Fund's shares are sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with us. Someday, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. But, currently neither the Fund nor Charter foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The Fund's management intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what response, if any, they should take. In addition, if we believe that the Fund's response to any of those events or conflicts insufficiently protects our Owners, then we will take appropriate action.

     The subaccounts invest exclusively in the Class A shares of following portfolios of the Fund:


                            Money Market Portfolio
                            Bond Portfolio
                            Capital Growth Portfolio
                            Balanced Portfolio
                            Growth and Income Portfolio
                            International Portfolio
                            Global Discovery Portfolio
                            Large Company Growth Portfolio
                            Small Company Growth Portfolio

     Each portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one portfolio have no effect on another portfolio's investment performance.


     Scudder Kemper Investments. Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies that the Funds' Trustees established. See the Fund's prospectus for information regarding the Adviser's fees.

     The general public may not purchase these underlying portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios would be similar to those of the underlying portfolios.


     There is no assurance that any portfolio will achieve its objective. The Scudder Variable Life Investment Fund prospectus contains more detailed information, including a description of the risks involved in investing in each portfolio and a description of each portfolio's investment objective. A copy of the Fund's prospectus is attached to this Prospectus. You should carefully read the Fund's prospectus before investing in a Contract.


Addition, Deletion, or Substitution of Investments

     From time to time, we may make certain changes in the Variable Account and its investments. We may substitute shares of any portfolio for shares of another portfolio of the Fund or another registered open-end management investment company. We may do so if the shares of the portfolio are no longer available for investment or if we decide that investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will not substitute or eliminate the shares of a portfolio in which your Contract is invested without prior approval of the SEC and we will notify you of our intent. This will be done to the extent required by the 1940 Act.

     We may add or delete subaccounts in our discretion when we decide that marketing, tax, investment, or other conditions warrant such additions or deletions. Each additional subaccount will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. If we eliminate a subaccount, then we will notify you and request that you reallocate the amounts you have invested in the eliminated subaccount. If you do not provide us with your desired reallocations, then we will reinvest the amounts in the eliminated subaccount into the subaccount that invests in the Money Market Portfolio.

     In the event of any such substitution, change, or elimination, we may, by appropriate endorsement, change the Contracts as may be necessary or appropriate to reflect such substitution, change, or elimination. Furthermore, if we deem it to be in the best interests of persons having voting rights under the Contracts, then the Variable Account may be: (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) de-registered under the 1940 Act, in the event such registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent applicable law permits, we may transfer the assets of the Variable Account associated with the Contracts to another separate account.

                                  The Contract

     The description of the Contract contained in this prospectus is qualified in its entirety by reference to the contract for the Flexible Premium Variable Deferred Annuity. We have filed a copy of the Contract as an exhibit to this Registration Statement. It is available upon request from us.


Contract Application and Issuing the Contract


     The Contract is available to individuals, certain retirement plans and individual retirement accounts (IRA) that qualify for special Federal income tax treatment. The Contract is not available for use as a "Tax-Sheltered Annuity" qualifying under Section 403(b) of the Code.


     If you purchase a Contract which qualifies as an IRA under Section 408(b), you should be aware that the Code imposes certain restrictions on those Contracts.

     Before we issue a Contract, we must receive your properly completed application and a minimum payment of $2,500 ($2,000 in the case of some Qualified Contracts). We will mail you a Premium Receipt form if you request one. You must name the annuitant in the Contract application. If the Contract qualifies as an IRA under Section 408(b), then you must be the annuitant. We reserve the right to decline an application for any reason. If we decline an application, then we will refund the full initial payment.

     After underwriting is completed and the Contract is delivered to you, the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after we receive a completed application and the full initial payment. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th day of the same month. We use the Contract Date to determine Contract Years, Contract Months, and Contract Anniversaries.

Examination Period

     You may cancel the Contract for a refund within 10 to 30 days after you receive the Contract. Depending on the laws of the state of issue and your age, we will refund the initial payment in one of the following methods. See your Contract and the "State Exceptions" section of this prospectus for details.

     Return of Premium Plus or Minus Investment Experience . In most states, if you return the Contract, we will refund the initial payment, plus or minus gains or losses from investing the payment in the subaccounts you chose on your application, plus any interest earned on the amount you allocated to the general account. We will calculate these refunds as of the date that we receive the Contract. If you allocate all or part of the payment to the subaccounts, then the amount of your refund may be more or less than the initial payment, depending on the investment performance of your selected subaccounts. If you allocate all of the payment to the general account, then we will always refund an amount equal to or greater than the payment.

     Return of Premium . If your state requires us to refund your premium to you, then we will refund the greater of: (1) the initial payment, or (2) the account value plus any amount deducted for taxes or charges from the initial payment. We will calculate your refund as of the date we receive the Contract. During the Examination Period, the portion of the initial payment you allocated to the Variable Account will be invested in the Money Market subaccount. Once the Examination Period expires, we will reallocate the account value to the subaccounts you select.

Payments

     You should make all checks or drafts payable as directed on the application. You can also make payments by requesting on your application that Scudder Investor Services, Inc. redeem shares in an existing Scudder mutual fund account and apply the proceeds toward a payment.

     Initial Payment . The minimum initial payment you must pay to purchase a Contract is $2,500 ($2,000 in the case of some Qualified Contracts). The initial payment is the only payment we require you to make under the Contract. When you make the initial payment, you must specify whether it is for a purchase of a Nonqualified or Qualified Contract.

     If the initial payment is derived from an exchange or surrender of another annuity contract, then we may require that you provide information about the Federal income tax status of the previous annuity contract. If you desire to invest monies qualifying for different annuity tax treatment under the Code, then we will require you to purchase separate Contracts. Each separate Contract requires a minimum initial payment of $2,500 ($2,000 in the case of some Qualified Contracts). We reserve the right to waive the minimum initial payment amount and accept less than $2,500.

     If we receive a properly completed application with the initial payment, then we will credit that payment to the Contract within two business days of receiving the payment. We may deduct premium taxes from the payment before we credit it to the Contract. If we receive an incomplete application, then we will credit the payment within two business days of receiving the completed application. If, for any reason, we do not credit the payment to your account within five business days, then we will immediately return the payment to you. You may, after receiving notice of our delay, specifically request that we do not return the payment.

     Additional Payments. You may make additional payments while the annuitant is living and before the Maturity Date. Currently, there is no minimum additional payment amount or maximum number of additional payments per Contract Year. In the future, we may require that each additional payment be at least $1,000 and limit the frequency of additional payments to a maximum of four per Contract Year.

     Additional payments must qualify for the same Federal income tax treatment as the initial payment made under the Contract. If the Federal income tax treatment of a payment will be different from that of the initial payment, then we will not accept it. We will credit any additional payments to the Contract upon receiving them at our home office.

     Automatic Investment Plan. You may arrange to make regular investments ($50 minimum) into any of the subaccounts through automatic deductions from your checking account. The Automatic Investment Plan cannot be used to allocate money to the general account. Please call (800) 242-4402 for more information.

     Limitations on Payments . We reserve the right to reject any initial payment. We may require you to complete a financial questionnaire for payments in excess of $250,000. If any additional payments would cause your total payments to exceed $1,000,000, we may reject those payments. We will reject any payment that would cause the account value in the general account to exceed $500,000.

     For Contracts that qualify as IRAs under Section 408(b) of the Code, the total payments (including the initial payment) in any calendar year may not exceed $2,000, unless the portion in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(c), 403(b)(8), or 408(d)(3) or other applicable provisions of the Code.

Allocating Payments

     You may allocate payments to one or more of the subaccounts, to the general account, or to both. If you allocate any portion of a payment to the general account, then you must specify the Declaration Period(s) to which you are allocating those funds. You must specify the payment allocations in your application. We will allocate the initial payment according to your specifications, once we receive it at our home office.

     You must make all allocations in whole percentages and they must total 100%. If the allocations do not total 100%, then we will recompute the allocations proportionately by dividing the percentage in each subaccount you selected, by the sum of the percentages you indicated. We will apply this new percentage to the payment. The following example illustrates how we make this recomputation:

Example
                              Indicated                               Actual
                              Allocation                            Allocation
         Subaccount#1             25%       25% / 105% =               24%
         Subaccount#2             40%       40% / 105% =               38%
         Subaccount#3             40%       40% / 105% =               38%
                                -----                   ------         ---
                    Total       105%                                   100%

We will allocate all payments at the time we credit such payments to your Contract.

     We will allocate any additional payments you make to the subaccounts and/or the general account in the same proportion as the initial payment. You may change the allocation percentages by sending us written notice. Once you make a change in allocation, we will allocate all future payments in accordance with your new allocation percentages. This will continue until you send us written notice of any changes. However, if you have funds deducted from a checking account under the Automatic Investment Plan option, then you must provide us with written notice to change the allocation of future additional payments.

Transfers

     Before the Maturity Date, you may transfer  amounts among the  subaccounts,
between  the  subaccounts  and  the  general  account,   and  between  different
Declaration Periods in the general account.

     You may transfer amounts from the general account to any of the subaccounts and to different Declaration Periods in the general account only at the end of the Declaration Period to which you allocated that amount. You may transfer amounts from a subaccount to the general account at any time, as long as that transfer would not cause your Contract's value in the general account to exceed $500,000.

     We do not impose a charge for any transfers. In the future, if you request more than two transfers during a Contract Year, we may deduct $10 from each subaccount from which you transfer funds.

     You must request a transfer by sending us written notice or by telephone (if you have a currently valid telephone transfer request form on file with us). We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, then we will not be liable for any losses due to unauthorized or fraudulent instructions. If we do not follow those reasonable procedures, then we may be liable for such losses. The procedures we follow for telephone transfers include confirming the correct name, the contract number and the personal code for each telephone transfer.

     We will deem transfers effective and determine values in connection with transfers at the end of the Valuation Period during which we receive the transfer request.

     Asset Rebalancing Option . You may select the Asset Rebalancing Option if you wish to maintain a particular percentage allocation among the subaccounts. With Asset Rebalancing, we automatically reallocate the account value in the subaccounts quarterly to your selected allocations. Over a period of time, this method of investing may help you buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against a loss in declining markets.

     To elect the Asset Rebalancing Option, the account value in your Contract must be at least $2,500 and we must receive a completed Asset Rebalancing Option form at our home office. You must designate the subaccounts and the percentage allocations that you want us to rebalance each quarter. The percentages must total 100%. If you elect the Asset Rebalancing Option, then all the new money you direct into the subaccounts will be included in the Asset Rebalancing Option. You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Asset Rebalancing Option.


     Selecting Asset Rebalancing will result in the transfer of funds to one or more of the subaccounts on the date you specify. If you have specified, or we receive the form on, the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date or if we receive the request after your specified date, then we will transfer funds on the date we receive the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. We will execute the rebalancing and determine all values in connection with the rebalancing at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, then the transfer will occur on the next Valuation Date.


     You may terminate this option at any time by sending us written notice. We will automatically terminate this option if you request any transfers outside the Asset Rebalancing program. If you wish to resume the Asset Rebalancing Option after it has been canceled, then you must complete a new Asset Rebalancing Option form and send it to our home office. We may discontinue, modify, or suspend the Asset Rebalancing Option at any time.

     Dollar Cost Averaging . Dollar Cost Averaging is a systematic method of investing by which you purchase units in fixed dollar amounts so that the cost is averaged over time. You may begin dollar cost averaging by authorizing us to make periodic transfers from any one subaccount to one or more other subaccounts. Amounts transferred will purchase units in those subaccounts at that subaccount's Unit Value as of the Valuation Date on which the transfer occurs. Since the value of the units will vary, the amounts transferred to a subaccount will purchase more units when the Unit Value is low and fewer units when the Unit Value is high. Similarly, the amounts transferred to a subaccount will result in the liquidation of more units when the Unit Value is low and fewer units when the Unit Value is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

     You may elect Dollar Cost Averaging if the account value in your Contract is at least $2,500 and you send our home office a completed Dollar Cost Averaging form. You must designate the frequency of the transfers, the expiration date for the program, the subaccount from which to take the transfers, the subaccounts to receive the funds, and the allocation percentages.

     You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Dollar Cost Averaging Option.

     After we receive a completed Dollar Cost Averaging form, we will transfer your designated amounts from the subaccount from which you wish to make transfers to your chosen subaccounts. $50 is the minimum amount that you may transfer. Each transfer occurs on your specified date. If you specify, or we receive the form on the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date, then we will transfer the funds on the monthly, quarterly, semiannual or annual anniversary (whichever corresponds to your selected frequency) of the date that we received your completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected subaccounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, then the transfer will occur on the next Valuation Date. Dollar Cost Averaging will terminate when we have transferred the total amount elected, or when the value in the subaccount from which transfers are made is insufficient to support the requested transfer amount.

     You may terminate this option at any time by sending us written notice. When we receive written notice that you want to terminate Dollar Cost Averaging, then we will stop all transfers, unless you instruct otherwise. You must complete a new Dollar Cost Averaging option form and send it to our home office if you wish to continue Dollar Cost Averaging after the expiration date you specified, or the amount in the elected subaccount is depleted, or you canceled the Dollar Cost Averaging option.

     We may discontinue, modify, or suspend the Dollar Cost Averaging option at any time.

Account Value

     On the Effective Date, your account value equals your initial payment minus any amounts we deducted for premium taxes. On any other day, your account value equals:

     your account value from the previous Valuation Date

                                             increased by:

                           (1)      any additional net payments we receive,
                           (2) any increase in the account value due to positive investment results of the subaccounts you selected, and
                           (3) any interest earned on your account value held in the general account;



                                             and reduced by:

                           (1) any decrease in the account value due to negative investment results of the subaccounts you selected,
                           (2)      a daily charge to cover our assumed
                                    mortality and expense risks and
                                    the cost of administering the Contract, and
                           (3)      any amounts you withdrew from the Contract.

If we charge a records maintenance fee or transfer fee in the future, we will deduct those amounts from your account value.

     A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next Valuation Date. A Valuation Date is each day that the New York Stock Exchange (NYSE) is open for business.

     You should expect your account value to change between the Valuation Periods to reflect the investment experience of the subaccounts in which you invest, any interest earned in the general account, and the deduction of charges. Your Contract stops accumulating value after the Maturity Date.

     Unit Value . Each subaccount has a distinct value ("Unit Value"). When you allocate a payment or transfer an amount to a subaccount, we base the number of units you purchase on the Unit Value of the subaccount at the end of the Valuation Period during which you make the allocation. Units are redeemed in a similar manner when you transfer amounts out of, or withdraw amounts from, a subaccount.

     For each subaccount, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding portfolio in which such subaccount invests. Each Valuation Period has a single Unit Value that applies to each day in the Valuation Period and which is calculated as of the end of the Valuation Period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

     Investment Experience Factor . The Investment Experience Factor measures a subaccount's investment performance during a Valuation Period. An Investment Experience Factor is calculated separately for each of the subaccounts. A subaccount's Investment Experience Factor for a Valuation Period equals (a) divided by (b), minus (c), where:

                    (a) is (i) the value of the net assets held in the subaccount at the end of the Valuation Period; plus

                    (ii) the  investment  income and capital gains  (realized or unrealized) credited to the net assets of that subaccount during the Valuation Period for which we determine the Investment Experience Factor; minus

                    (iii)the capital  losses  (realized or  unrealized)  charged against those assets during the Valuation Period; minus

                    (iv) any amount charged  against the subaccount for taxes or any amount that we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that subaccount; and

                    (b) is the value of the net assets of that subaccount at the end of the preceding Valuation Period; and

                    (c) is a charge to compensate us for certain administrative expenses and mortality and expense risks that we assume in connection with the Contracts.


Contract Ownership

     You may designate a new Owner or joint owner at any time during the annuitant's life. If you name a joint owner, then we will presume the ownership to be as joint tenants with right of survivorship, unless you otherwise specify. If any Owner dies before the annuitant and before the Maturity Date, then the Owner's rights will belong to the joint owner, if any, or otherwise to the beneficiary. The interest of any Owner or joint owner may be subject to the rights of any assignee.


     A new Owner or a joint owner may not be designated under a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. An Owner's designation of a new Owner may be subject to Federal income tax. Please consult a qualified tax adviser before you designate a new Owner.


     You may designate a new Owner by sending us written notice. The change will take effect as of the date you sign the written notice. We will not be liable for any payment made or other action taken before we receive and record the written notice.

Assignment of Contract

     Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, you may assign all or a portion of your right to receive annuity payments under the Contract or assign the Contract as collateral security. If you assign any portion of the right to receive annuity payments before the Maturity Date, then the assignee is entitled to receive the assigned annuity payments in a lump sum, as of the Maturity Date. If you assign any portion of the right to receive the assigned annuity payments, after the Maturity Date, then the assignee will receive the assigned annuity payments in accordance with the annuity income option in effect on the Maturity Date. The assignee may not select an annuity income option or change an existing annuity income option.

     For a Qualified Contract, certain assignments may adversely affect the qualification for special Federal income tax treatment of the underlying retirement plan or individual retirement account. We urge potential purchasers of Qualified Contracts to consult their tax advisers.

     If you assign the right to receive annuity payments or assign the Contract as collateral security, then your rights and those of any beneficiary will be subject to the assignment. We are not responsible for the adequacy of any assignment and will not be bound by the assignment until we receive satisfactory written evidence of the assignment. In certain circumstances, an assignment will be subject to Federal income tax.

State Exceptions

     Contracts may vary according to the requirements of state insurance departments. At the time of this prospectus' printing, the following state variations were in effect:

Massachusetts and Montana Residents:

     Massachusetts and Montana prohibit the use of actuarial tables that distinguish between men and women in determining annuity benefits for annuity contracts issued on the lives of residents. Therefore, Contracts offered on the lives of Montana and Massachusetts residents will have annuity income options which are based on actuarial tables that do not differentiate on the basis of sex.


Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah:

     An Owner of a Contract issued in Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah who cancels the Contract within the Examination Period will receive the greater of:

               a full refund of the initial  payment,  or

               the account value plus any amount deducted for taxes or charges from the initial payment.

Washington:

     An Owner of a Contract issued in Washington who cancels the Contract within the Examination Period will receive a refund of the initial payment.

                              Access to Your Money

Full and Partial Surrenders

     At any time before the Maturity Date, you may fully or partial surrender the Contract, subject to certain conditions. If you surrender the Contract, you will receive the full account value.

     We do not deduct surrender charges from full or partial surrenders of the Contract.

     The minimum amount of a partial surrender is $500. The Contract must have an account value of at least $2,500 after the partial surrender.

     Your partial surrender request must specify the amount you want withdrawn from each of the subaccounts and/or the general account. If you withdraw value from the general account, we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     You must provide us with specific instructions about how we should withdraw value from the subaccounts and/or the general account.

     To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the account value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request.

     If, when you make a surrender request, you have not provided us with a written election, not to have Federal income taxes withheld, then we, by law, must withhold taxes from the taxable portion of the surrender. A Federal penalty tax may be assessed.

     Systematic Withdrawals. We offer an option under which you may take partial surrenders of the Contract by systematic withdrawals. You may elect to receive systematic withdrawals before the Maturity Date by sending us a completed Systematic Withdrawal form at our home office that includes the written consent of any assignee or irrevocable beneficiary. You may designate the systematic withdrawal amount as either a percentage of the account value or as a specified dollar amount. You may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually on a specific date. If you do not specify a date, then the systematic withdrawal option will begin on the date we receive the form. We will consider the effective date to be the first Valuation Date of the following month if we receive the form on the 29th, 30th or 31st or if you specify one of those dates.

     Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the account value or would cause the account value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the general account, then we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     Each systematic withdrawal will occur at the end of the Valuation Period during which you scheduled a withdrawal. We deduct the systematic withdrawal from your account value in the subaccounts and/or the general account, according to your specifications.

     You may terminate this option at any time by sending us written notice. We will terminate this option if the amount to be withdrawn has caused the account value to be below $2,500. If you wish to resume systematic withdrawals, then you must send us a new Systematic Withdrawal form at our home office. We may discontinue, modify, or suspend the systematic withdrawal option at any time. You should carefully consider the tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made before you attain age 59 1/2.

Annuity Payments

     If the annuitant is living on the Maturity Date and the Contract is in force, then we will make fixed annuity payments to you under the annuity income option you select. We will make the first annuity payment within seven days after the Maturity Date.

     The amount of the periodic annuity payments you receive depends upon:

               (i) the account value you have accumulated on the Maturity Date,

               (ii) the annuitant's age and sex (or, in the case of Annuity Income Option 2, the age and sex of the annuitant and the joint annuitant) on the Maturity Date, and

               (iii) the annuity income option you selected.


     On the Maturity Date, we determine the dollar amount of each annuity payment. That amount is fixed and will not change.

     After the Maturity Date, the Contract no longer participates in the Variable Account. If, at the time of an annuity payment, you have not provided us with a written election not to withhold Federal income taxes, then we, by law, must withhold such taxes from the taxable portion of such Annuity payment. In addition, the Code provides that a Federal penalty tax may be imposed on certain premature annuity payments.

     We determine the amount of the monthly annuity payments under annuity income options 1, 2, and 3, described below, by dividing the account value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor contained in your Contract on the table for your selected annuity income option. The appropriate factor is based on a guaranteed minimum annual interest rate of 3.5%. We determine this factor at the time of maturity, subject to current market conditions.

Annuity Income Options

     At any time before the Maturity Date, you may designate the annuity income option under which we will pay annuity payments. If you do not select an annuity income option by the Maturity Date, then we will make monthly annuity payments to you under annuity income option 1.

     If the account value is less than $2,500 or if it is insufficient to produce monthly payments of at least $100, then no annuity income options will be available unless we consent or as otherwise required by state law. In such cases, we will pay the account value in a lump sum.

     We may offer other annuity income options on the Maturity Date. We will provide you with information concerning the availability of any additional annuity income options before the time that you have to select an annuity income option.

     We currently offer the following annuity income options:

     Option 1. Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

                    (i)  the annuitant's life; or

                    (ii) until the sum of the monthly  annuity  payments  equals the account value on the Maturity Date.

     If the Owner dies before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.


     Option 2. Joint and Survivor Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

                    (i)  either the annuitant's or the joint  annuitant's  life;
                         or

                    (ii) until  the sum of the  monthly  annuity  payments  made under the Contract equals the account value on the Maturity Date.

     If all Owners die before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

     If you select annuity income option 2, then you must designate a joint annuitant. We will use the joint annuitant's life to determine the duration of annuity payments under annuity income option 2. The age and sex of both the annuitant and the joint annuitant determine the amount of the monthly annuity payments under annuity income option 2. At any time before the Maturity Date, you may select a different joint annuitant by sending us written notice. You may not select a new joint annuitant after the Maturity Date.

     Option 3. Installments for Life - We will make monthly annuity payments to you for as long as the annuitant lives. Payments under this option will end with the last payment made before the annuitant's death. Under this option it is possible that you will receive only one annuity payment if the annuitant died before the date of the second payment, two if he or she dies before the third annuity payment date, etc.

     For a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, you may not select an annuity income option with a Period Certain that will guarantee annuity payments beyond the annuitant's life (or life expectancy).

Maturity Date

     The Maturity Date is the date on which annuity payments begin. You may specify the Maturity Date in your application. You may change the Maturity Date at any time during the annuitant's life by sending us a written request before the currently scheduled Maturity Date.

     The Maturity Date must be a Contract Anniversary that is not later than:

                    (i) the Contract Anniversary nearest the annuitant's 80th birthday; or

                    (ii) ten years from the next Contract Anniversary, whichever is later.

If you do not specify a Maturity Date, then the Maturity Date will be the later of: (a) the 10th Contract Anniversary; or (b) the Contract Anniversary nearest the annuitant's 80th birthday.

     For a Qualified Contract, other than an IRA that satisfied Section 408(b) of the Code, the selection of certain Maturity Dates may adversely affect qualifying the underlying retirement plan for special Federal income tax treatment. We urge potential purchasers of such Qualified Contracts to consult their tax advisers.

     For a Qualified Contract that is an IRA under Section 408(b) of the Code, other than a Roth IRA, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2.

Death Benefit


     If the annuitant dies before the Maturity Date, then we will pay you, the Owner, a death benefit as specified in the Contract. We do not pay a death benefit if the annuitant dies on or after the Maturity Date.


     If the annuitant dies before the Maturity Date, then we will pay you a lump sum death benefit equal to the greater of:

                    (i)  the account value; or

                    (ii) the sum of the payments you made,  minus the sum of any partial surrenders.

     If the Owner is a natural person, then the Owner may elect to continue the Contract and become the annuitant if the deceased annuitant was not an Owner. We calculate the amount of the death benefit at the price next computed after we receive Proof of Death for the annuitant. We will pay you within seven days of receiving the Proof of Death, or as soon as we have sufficient information to make the payment. If the deceased annuitant was an Owner, then we will in all events pay the Death Benefit within five years of the date of the deceased annuitant's death.

Beneficiary Provisions

     If the beneficiary survives the Owner(s), then the beneficiary will receive amounts payable under the Contract. If you do not specify a beneficiary, or if no beneficiary survives you by 30 days, then your estate will receive any remaining amounts payable under the Contract.

     While the annuitant is living, you may change the beneficiary or beneficiaries by sending us written notice. Once we receive the notice, we will initiate the change as of the date you signed the written notice. We will not be liable for any payment made or other action taken before we receive and record such written notice at our home office. A beneficiary named irrevocably may not be changed without written consent of such beneficiary. Any beneficiary's interest is subject to the rights of any assignee.

Death of Owner

     For a Nonqualified Contract in which any owner is a natural person, is not the annuitant, and dies before the Maturity Date and before the annuitant's death, the death benefit provisions described above do not apply.

     In such circumstances, we will pay to the joint owner the account value in a lump sum no later than five years following the date of the Owner's death. If there is no joint owner, then we will pay the beneficiary. We calculate the account value at the price next computed after we receive the Owner's Proof of Death. If the joint owner or the beneficiary is the Owner's surviving spouse, then he or she may elect to continue the Contract as if he or she were the original Owner.

Employment-Related Benefit Plans

     In 1983, the Supreme Court held in, Arizona Governing Committee v. Norris, that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. This Contract contains annuity payment rates for certain annuity income options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which they may purchase a Contract.

                             Charges and Deductions

     We do not deduct commissions or sales charges from your payments when you invest in the Contract. Nor do we not take surrender charges upon full or partial surrender of the Contract. We pay distribution expenses out of our own funds.

     We will deduct certain charges and deductions from your account value to compensate us for providing the annuity payments, assuming certain risks in connection with the Contract, and administering the Contract.

     If there are profits from the fees and charges that we deduct under the Contract, including but not limited to mortality and expense risk charges, then we may use such profits to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

     We deduct a daily charge from your Contract's value in the subaccounts for certain mortality and expense risks in connection with the Contracts. We currently charge a daily rate of .000010997 of the value you have in each subaccount. That charge corresponds to an annual rate of .40%. We reserve the right to increase the Mortality and Expense Risk Charge to .70%. That charge corresponds to a daily rate of .000019245, the maximum set forth in the Contract.

     The mortality and expense risk charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

     Changes in actual mortality experience or actual expense do not affect the account value or annuity payments. The mortality risks arise from the contractual obligations to pay death benefit before the Maturity Date and to make annuity payments for the annuitant's entire life (or, in the case of annuity income option 2, the entire life of the annuitant and the joint annuitant). Thus, we assure you that neither the annuitant's longevity (or, in the case of annuity income option 2, the annuitant's and the joint annuitant's longevity) nor a greater than expected improvement in life expectancy, will adversely affect the annuity payments. This eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.

     The expense risk is the risk that the actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, and costs of other services may exceed the amount recovered from any administrative charges.

Contract Administration Charge

     The Contract's administrative expenses include processing applications, Contract changes, tax reporting, full and partial surrenders, death claims, and initial and subsequent payments; preparing annual and semiannual reports to Owners and regulatory compliance reports; and overhead costs.

     We deduct a daily charge from your Contract's value in the subaccounts for the administrative expenses we incur in connection with the Contract and the Variable Account. We charge a daily rate of .000008248 of the value of net assets you have in each subaccount. This charge corresponds to an annual rate of
 .30%. The Contract Administration Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

Records Maintenance Charge

     Currently, we do not charge for records maintenance. The Contract permits us to deduct a maximum amount of $40 from your account value at the beginning of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If we imposed this charge, then we would deduct it proportionately from each subaccount and each of the Declaration Period(s) in the general account (on a first-in, first-out basis within each Declaration Period) in which you have allocated funds. If we deducted a Records Maintenance Charge, then it would apply only during the period from the Effective Date to the Maturity Date. If you surrender the Contract during a Contract Year, then we would not prorate it.

Premium Taxes

     Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, we will deduct the amount of tax due from each payment at rates ranging from a minimum of 0.5% to a maximum of 3.5%. We will deduct any premium taxes levied by political subdivisions from payments. Such taxes are generally at rates of less than 1%.

     If the premium tax exceeds 3.5% of the payment, we will accept the payment only if you provide written authorization allowing us to deduct the applicable premium tax from the account value.

Other Taxes

     We currently do not charge the Variable Account for any Federal, state, or local taxes other than premium taxes. If we decide to impose any such taxes on the Variable Account, then we may deduct such taxes from amounts you have invested in the Variable Account.

Transfer Charges

     We do not charge for transfers among subaccounts. However, the Contract permits us to deduct $10 from each subaccount for each transfer you make in excess of two in a Contract Year.

     We do not consider the following to be transfers: (i) initial allocations of payments, (ii) reallocations among the Declaration Periods within the general account, or (iii) reallocations from the general account to any subaccounts at the end of a Declaration Period.

     We treat all transfer requests, made at the same time, as one request. We may impose the transfer charge at any time.

Portfolio Charges


     The portfolios deduct investment charges from amounts you have invested in the portfolios. These charges range from 0.44% to 1.72% annually, depending on the portfolio. For more information, see the Fund's prospectus.


                    Certain Federal Income Tax Consequences

     The discussion set forth below is included for general purposes only. Before making any payment you should consult your own tax adviser with any questions regarding your own situation and as to the consequences of investment in a contract under Federal and applicable state, local, and foreign tax laws.

     The following is provided as general information. It is based on our understanding of current Federal income tax laws and no representation is made as to the likelihood that such laws, or their interpretation by the Internal Revenue Service (IRS) will continue. The following is not intended as tax advice to any individual or Qualified Plan.

     The  Statement  of  Additional   Information   (SAI)  contains   additional
information regarding the possible tax consequences of exchanges or surrenders.

Tax Status of the Contract

     If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Nonqualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Taxation of Nonqualified Contracts

     Diversification Requirements . The Code requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Fund and its portfolios, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. The Nonqualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements, when such requirements are clarified by regulation or otherwise.

     Non-Natural Person . If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Contract, the taxpayer generally must include, in income, any increase in the excess of the accumulation value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals . When a withdrawal from a Nonqualified Contract occurs, the amount received will be treated as ordinary income, subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     Penalty Tax on Certain Withdrawals . In the case of a distribution from a Nonqualified Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

                  made on or after the taxpayer reaches age 59 1/2;
                  made on or after the death of an Owner;
                  attributable to the taxpayer's becoming disabled;
                  or
                  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments . Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds . Amounts may be distributed from the Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

     Transfers, Assignments or Exchanges of a Contract . A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

     Withholding . Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts . All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Taxation of Qualified Contracts

     Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract.
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

     Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of their adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

     Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have taxes withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Our Income Taxes

     At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions of the separate account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the contracts.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                               General Provisions

The Contract

     The Contract, its endorsements, riders, and the Contract application constitute the entire contract between Charter and the Owner. Only the President, a Vice President, the Secretary, or an Assistant Secretary of Charter is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by one of those persons.

Delay of Payment and Transfers

     We will pay any amount due from the Variable Account for a full or partial surrender, the death benefit, or the death of the owner of a Nonqualified Contract, generally within seven days from the date we receive written notice. We may be permitted to defer such payment, and transfers, if:

               the NYSE is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

               an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

               the SEC permits a delay for the protection of Owners.

     We anticipate that payments and transfers from the general account will occur within seven business days after receipt of written notice. Pursuant to state insurance law requirements, we reserve the right to defer payments to be made from the general account for up to six months.

     We may postpone any payment that is derived, all or in part, from any amount paid to us by check or draft until we determine that such instrument has been honored.

Contract Expiration

     The Contract will expire and be of no effect when the account value is insufficient to cover deductions for the mortality and expense risk charge, the contract administration charge, any records maintenance charge, or transfer charges.

Misstatement of Age or Sex

     If the annuitant's age or sex (and/or the joint annuitant's age or sex, if annuity income option 2 is selected) has been misstated on the application, then we will recalculate the annuity payments to reflect the calculations that would have been made had the annuitant's (and/or joint annuitant's) age and sex been correctly stated.

Nonparticipating Contract

     The Contract does not participate in our divisible surplus. The Contract does not pay dividends.

Notices and Inquiries

         Please send any written notice or request to:


                  Scudder Horizon Plan
                  Customer Service Center
                  8301 Maryland Ave.
                  St. Louis,  MO 63105.


     Any notice or request must be on the form and contain the information we require. This includes the Contract number and your full name and signature. Any notice that we send you will be sent to the address shown in the application unless we have on file a written notice of an address change. All inquiries should include your Contract number and full name. If you need additional information, you may call us at (800) 242-4402.

Records and Reports

     At the end of each calendar quarter, Allstate, or its designee, on our behalf, will send you, at your last known address of record, statements listing the account value, additional payments, transfers, any charges, and any partial surrenders made during the year. You will also be sent the Fund's annual and semiannual reports.

Year 2000 Disclosure


     Like all financial services providers, Charter, Allstate and Allstate's affiliates (we) are heavily dependent upon complex computer systems for all phases of our operations, including customer service and contract administration. Since many of our older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if software is not reprogrammed, remediated or replaced ("Year 2000 Issue"). We believe that many of our counterparties and suppliers also have Year 2000 Issues that could affect us. In 1995, Allstate commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes us actively working with our major external counterparties and suppliers to assess their compliance efforts and our exposure to them. Allstate is currently in the process of identifying key processes and developing contingency plans in the event that the systems supporting its key processes are not Year 2000 compliant at the end of 1999. Management believes these contingency plans should be completed by mid-1999. Until these plans are complete, management is unable to determine an estimate of the most reasonably possible worst case scenario due to issues relating to the Year 2000. We presently believe that we will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect the results of our operations, liquidity or financial position. Allstate's Year 2000 costs are and will be expensed as incurred.


                               Services Agreement

     On September 2, 1998, we entered into an administrative services agreement ("Services Agreement") with Allstate under which Allstate, or its designee, provides the administrative services in connection with the Contracts and the Variable Account on our behalf. Included among the services are premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition Allstate is responsible for payment of all expenses in connection with the Contract and Separate Account. Allstate's principal address is: 3100 Sanders Road, Northbrook, Illinois 60062.

     At this time you should continue to use the addresses and phone numbers set forth in this prospectus.

                          Distribution of the Contract

     The principal underwriter of the Contracts is CNL. CNL is wholly-owned by Allstate. CNL is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the " 1934 Act"), and is a member of the National Association of Securities Dealers, Inc. The principal address of CNL is 8301 Maryland Avenue, St. Louis, Missouri 63105.


     For its services as principal underwriter, we pay CNL, on a monthly basis, .50% of new and additional payments for the Contracts. We have also entered into a general expense reimbursement agreement with CNL for expenses incurred by CNL in connection with distribution expenses relating to the offering of the Contracts and other variable annuity and variable life insurance contracts that we issue. We paid commissions to CNL for the sale of the Contracts totaling $189,889 in 1998, $238,447.78 in 1997, and $230,970.90 in 1996.


     CNL has contracted with Scudder Investor Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contracts are registered representatives of Scudder and our licensed agents. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.

     CNL is doing  business under the following  names in the states  indicated:
CNL Insurance Marketing, Inc. in California, Florida, Minnesota, Montana, New Hampshire, and New Jersey; CNL Insurance & Financial Services, Inc. in Illinois, Kentucky, Maine, Maryland, Nevada, Rhode Island, and Utah; and CNL, Inc. of Missouri in Vermont.

     The Contracts will be offered to the public on a continuous basis. Both CNL and Scudder reserve the right to discontinue the offering at any time.

                               The General Account

     Payments you allocate or transfer to the general account become part of our general account assets that support our annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. According to the coinsurance agreement executed on September 2, 1998, between Charter and Allstate, the assets of the general account attributable to the Contracts were transferred to Allstate. This agreement makes it Allstate's responsibility to invest the assets of the general account, subject to applicable law.

     Because of exemptive and exclusionary provisions in the Federal securities laws, we have not registered interests in the general account under the Securities Act of 1933 (the "1933 Act"), and the general account is not registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. However, disclosures about the general account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee that we will credit interest to amounts you allocate to the general account at an effective annual rate of at least 3.5% compounded monthly. We may declare higher interest rates from time to time at our discretion. We will credit the declared interest rate for a specific period of time called a Declaration Period. A Declaration Period will not be less than one year or more than 3 years. You may elect one or more Declaration Periods currently offered when you allocate or transfer funds to the general account. At any one time, your money held in a Declaration Period may be earning different declared interest rates, if you allocated funds to that Declaration Period at different times.

     We cannot accept allocations to the general account that would increase your Contract's value in the general account to over $500,000. We guarantee that the value held in the general account will equal all amounts that you allocated or transferred to the general account, plus any interest credited, less any amounts that you surrendered or transferred from the general account, and less any applicable charges. Amounts you allocate to the general account do not share in the investment experience of the general account.

     You may not allocate or transfer an amount from or within the general account to the general account before the end of that amount's Declaration
Period. We will send notice to you 30 days before the expiration of a Declaration Period and ask you how to reallocate the amounts in the expiring Declaration Period. If we do not receive your instructions before the end of the Declaration Period, then we will transfer your value in the expiring Declaration Period to the Money Market Subaccount.

                                  Voting Rights

     We will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions we received from persons having voting interests in the subaccounts. If we determine that the law permits us to vote the Fund's shares in our own right, then we may elect to do so.

     We will separately calculate the number of votes that you have the right to instruct for each subaccount. We will determine the number of votes for each subaccount, that you have the right to instruct, by dividing your Contract's value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. We count fractional shares. The number of votes of a portfolio, that you have the right to instruct, will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications before that meeting in accordance with procedures established by the Fund.

     We will vote the Fund's shares, for which we do not receive timely instructions, in proportion to the voting instructions which we receive for all of the variable annuity contracts (including the Contracts) that we issue and are participating in that portfolio. We will also vote our shares that are not attributable to variable annuity contracts in the same proportion.

     Separate accounts of other insurance companies, including insurance companies affiliated with us, may also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the your voting instructions. We do not see any disadvantages to this dilution.

     Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

                               Legal Proceedings

     The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or us.

                             Additional Information

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act with respect to the Contract offered hereby. This prospectus does not contain all of the information set forth in the full registration statement. For instance, this prospectus only summarizes the contents of the Contract and other legal instruments contained in the full registration statement. For a complete statement of the terms of those documents, please refer to the full registration statement as filed.

           Table of Contents for Statement of Additional Information


State Regulation of Charter                                           1
Certain Federal Income Tax  Consequences of Certain
   Exchanges and Surrenders                                           1
Safekeeping of the Variable Accounts Assets                           1
Purchase and Services Agreement                                       2
Calculation of Yields And Total Returns                               2
         Money Market Subaccount Yields                               3
         Other Subaccount Yields                                      4
         Total Returns                                                5
         Effect of the Records Maintenance Charge on
                  Performance Data                                    6
Other Performance Data                                                7
         Cumulative Total Returns                                     7
         Adjusted Historic Portfolio Performance                      8
         Comparison of Performance and  Expense Information           8
Legal Matters                                                         9
Independent Accountants                                               9
Financial Statements                                                  9

         Condensed Financial Information

     The following condensed financial information is derived from the financial statements of the Variable Account. You should read the data along with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

     The following table sets forth information regarding the subaccounts for a Contract for the period from the commencement of business operations through December 31, 1998.


                             Money Market Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year

1998              19.749                             3,438,822
1997              18.890                             2,521,329
1996              18.074                             2,615,942
1995              17.316                             2,260,561
1994              16.507                             3,197,824
1993              16.030                             1,491,258
1992              15.740                             1,380,156
1991              15.341                               972,042
1990              14.606                               989,667
1989              13.683                               344,621

                           Bond Subaccount
         Accumulation Unit Value            Number of  Accumulation
         at End of Year                     Units at End of Year

1998              26.344                             1,338,386
1997              24.894                                951,724
1996              22.979                                764,803
1995              22.508                                896,538
1994              19.181                                690,782
1993              20.287                                755,914
1992              18.179                                631,581
1991              17.109                                406,545
1990              14.653                                210,921
1989              13.697                                182,698



                            Capital Growth Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year



1998              55.857                             3,421,630
1997              45.649                             2,923,166
1996              33.863                             2,729,711
1995              28.388                             2,884,663
1994              22.222                             2,683,112
1993              24.773                             2,351,022
1992              20.638                             1,798,119
1991              19.514                               933,120
1990              14.096                               400,044
1989              15.389                               227,343

                           Balanced Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year

1998              42.735                             1,895,133
1997              34.936                             1,527,371
1996              28.326                             1,490,127
1995              25.496                             1,603,656
1994              20.270                             1,426,280
1993              20.840                             1,477,645
1992              19.531                             1,243,891
1991              18.389                               779,317
1990              14.592                               492,406
1989              15.029                               399,068

                            International Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year

1998              39.486                             2,282,222
1997              33.560                             2,251,880
1996              30.987                             2,593,037
1995              27.188                             2,869,930
1994              24.641                             3,543,387
1993              25.027                             2,767,700
1992              18.287                               785,559
1991              19.003                               446,099
1990              17.174                               370,916
1989              18.830                               107,751

                          Growth and Income Subaccount
         Accumulation Unit Value            Number of Accumulation
         At End of Year                     Units at End of Year

1998              28.485                             3,836,652
1997              26.835                             4,225,162
1996              20.713                             3,491,709
1995              17.075                             2,659,025
1994*             13.053                             1,311,518

                           Global Discovery Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year
1998              16.937                             1,004,053
1997              14.648                               986,445
1996*             13.126                             1,025,244


* The Growth and Income Subaccount commenced operations on May 1, 1994. The Global Discovery Subaccount commenced operations on May 1, 1996. The Unit Value at commencement was 12.500.

Because the Large Company Growth and Small Company Growth subaccounts did not begin operations until May 1, 1999, there is no condensed financial information for these subaccounts for the year ended December 31, 1998.